Exhibit 99.3
Second Quarter 2007 Financial Results August 13, 2007

Forward-looking Statements Certain matters discussed in this presentation are "forward-looking statements." The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like "believe," "anticipate," "target," "expect," "pro forma," "estimate," "intend," "guidance" or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although US BioEnergy Corporation believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. Therefore, actual results could vary materially from what we expect. Please review our filings with the Securities and Exchange Commission, including Annual Report Form 10-K for the year ended December 31, 2006, for important risk factors that could cause results to differ materially from those in any such forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

Additional Information

Additional Information About the Millennium Ethanol Merger and Where to Find It

US BioEnergy and Millennium Ethanol, LLC have filed a definitive proxy statement/prospectus with the Securities and Exchange Commission (the "SEC") in connection with the proposed acquisition of Millennium Ethanol by US BioEnergy. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/ PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus and other relevant materials and any other documents filed by US BioEnergy or Millennium Ethanol with the SEC may be obtained free of charge at the SEC's website (http://www.sec.gov). In addition, investors may obtain free copies of the proxy statement/prospectus and other relevant materials and other documents filed with the SEC by US BioEnergy by directing a request to US BioEnergy Corporation, Attention: Investor Relations, at 5500 Cenex Drive, Inver Grove Heights, Minnesota 55077, (651) 554-5491. Investors may obtain free copies of the proxy statement/prospectus and other relevant materials and other documents filed with the SEC by Millennium by directing a request to Millennium Ethanol, LLC, Attention: Steve Domm, at 44608 273rd St., Marion, South Dakota 57403, (605) 648-3941.

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THE POWER OF THE AMERICAN FARMER ™
© 2007 US BioEnergy Corporation. All Rights Reserved.
US BioEnergy

Key strategic and operating highlights What we accomplished? Why is it important to our business? 2Q 07 marked third year of USBE's operating history Proven track record of industry expertise, solid position in alternative fuels market Started up Ord, our 4th facility, ahead of schedule (May 2007) and on budget Adds critical scale to our operations; demonstrates our operating excellence Developed US Bio Process TechnologyTM, allowing us to operate 40 MGY plants at 120% of nameplate capacity. Have tested US Process TechnologyTM at our 100 MGY plant in Albert City and intend to utilize it at our Albert City, Hankinson, Dyersville, and Janesville plants. Efficiency gains expected to add 80 mgy in production capacity by the end of 2008 Achieved average conversion rate of 2.86 gallons of ethanol per bushel of corn Conversion rate is a key measure of plant operating efficiency. US Bio continues to have one of the highest conversion rates in the industry Solid growth strategy Pending acquisition of Millennium Ethanol The acquisition is to add 100 mgy of production capacity

US Bio Process TechnologyTM Began development in UBE Management over 3 years ago More consistent and stable plant operation More gallons / bushel Higher production rates: 20% over nameplate More consistent DDGS Training includes 6 Sigma principals

Millennium Acquisition US BioEnergy (Millennium) VeraSun ASAlliances Estimated Expected Production Start Date Q1 2008 Q3 2007 Q4 2007 Q2 2008 Ethanol Production Capacity (mmgy) - Nameplate - Production (Assumes 10% over nameplate) 100 110 300 330 Equity Value $ 135 $ 450 Debt $ 90 $ 275 Enterprise Value $ 225 $ 725 Cost Per Gallon: $2.05 $2.20 Expected Close Q3 2007 Q3 2007 Design Build / Technology Fagen /ICM Fagen / ICM Marketing ADM Cargill

* Includes pending acquisition of Millennium Ethanol Growth & Scale

Construction Progress Completion of the three plants currently under construction is fully funded through a combination of cash on hand and existing credit facilities.

Our Financial Performance Total metrics ($mm) USBE 2Q USBE 1Q USBE %^ VSE 2Q VSE 1Q VSE %^ AVR 2Q AVR 1Q AVR %^ Revenue 154.4 132.2 17 169.6 144.5 17 394.9 436.7 (10) SG&A 10.2 7.6 34 8.4 11.5 (27) 8.8 9.6 (8) *EBITDA 21.8 18.3 19 33.0 3.8 768 26.1 27.4 (5) Operating cash flow 26.4 18.9 39 4.4 19.8 (78) 27.0 18.0 47

Our operations report card Parameter USBE 2Q USBE 1Q USBE %^ VSE 2Q VSE 1Q VSE %^ AVR 2Q AVR 1Q AVR %^ Ethanol sold (mmg) 67.1 59.7 12 63.4 59.25 7 158.7 193.2 (18) Ethanol produced (mmg) 68.2 58.7 16 81.5 59.2 38 50.7 48.9 4 Ethanol yield (g/bu) 2.86 2.86 1 2.81 2.71 2.70 0.4 Operation metrics ($) (after hedging costs) USBE 2Q USBE 1Q USBE %^ VSE 2Q VSE 1Q VSE %^ AVR 2Q AVR 1Q AVR %^ Ethanol avg. price / gallon 1.91* 1.90* 0.5 2.21 2.13 4 2.29 2.10 9 Distillers Grains avg. price / gallon .26 .26 0 .28 .26 8 .10 .47 (79) Corn costs per gallon of ethanol sold 1.41 1.25 13 1.29 1.43 (10) 1.47 1.32 11 Natural gas costs per gallon of ethanol sold .18 .19 0 .23 .14 64 .16 Total COGS per gallon 1.97 1.89 4 2.00 2.28 (12) 2.31 2.11 9.5 Corn costs per bushel 3.97 3.64 9 3.62 4.05 (11) 3.99 3.58 11 Net of $.18 freight and commission for 2Q and $.17 for Q1.

Our liquidity update Cash and equivalents 2Q Beginning balance 215.4 + operating cash flow 26.4 - construction payments (124.0) +/- other 18.6 Ending balance 136.4 Current Capacity Expansion 2Q Remaining construction costs 311.6 Credit facility funding 259.4 Cash required 52.2

Conclusion Industry Leading Team Proven Track Record Saint Paul, MN Based Industry Leading Growth & Scale Fagen Relationship US Bio Engineering & Project Management Team 780 mgy Fully Funded and Underway* Industry Leading Operations & Risk Management Experienced Operations Team Dedicated Risk Management Team Industry Leading Marketing & Logistics Provista CHS Relationship UBE Industry Leading Consolidator 5 Acquisitions Closed and Successfully Integrated 6th deal in progress: Millennium Ethanol *Pending Millennium Acquisition